SUMMARY PROSPECTUS

OCTOBER 1, 2010

VALIC COMPANY I DIVIDEND VALUE FUND (FORMERLY, CORE VALUE FUND)

(TICKER: VCIGX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and the above-incorporated information online at http://www.valic.com/InvestmentProducts_82_285848.html. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to Forms.Request@valic.com. The Fund’s Statutory Prospectus and Statement of Additional Information dated October 1, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors. The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Objective

The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), in which the Fund is offered. Please see your Variable Contract prospectus for more details on the separate account fees. The adviser has contractually agreed to reimburse the expenses of the Fund until September 30, 2011, so that the Fund’s Total Annual Fund Operating Expenses After Expense Reimbursement do not exceed 0.82%. This agreement will be renewed in terms of one year unless terminated by the Board of Directors prior to any such renewal.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees*	0.75%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.98%
Expense Reimbursement	0.16%
Total Annual Fund Operating Expenses After Expense Reimbursement*	0.82%

*	The expense table above has been restated to reflect a new management fee rate, which was instituted on June 7, 2010, and a new contractual expense limitation, which was instituted on October 1, 2010.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$300	$535	$1,208

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. In selecting portfolio securities, the sub-adviser will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or the sub-adviser believes such securities have particularly good prospects for capital appreciation.

The Fund may also invest in convertible securities and non-convertible preferred stock.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been

VALIC COMPANY I DIVIDEND VALUE FUND (FORMERLY, CORE VALUE FUND)

VALIC Company I Dividend Value Fund (formerly, Core Value Fund) obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment objective. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Active Management Risk: The investment style or strategy used by the Fund may fail to produce the intended result. The sub-adviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Convertible Securities Risk: Convertible security values may be affected by market interest rates, issuer defaults and underlying common stock values; security values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back the securities at a time unfavorable to the Fund.

Income Producing Stock Availability Risk: Income producing common stock meeting the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors, thus limiting the ability of the Fund to produce current income while remaining fully diversified.

Large Capitalization Company Risk: Investing primarily in large capitalization companies carries the risk that due to current market conditions these companies may be out of favor with investors. Large capitalization companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The price of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed income securities.

Price Volatility Risk: The value of the Fund’s shares may fluctuate significantly in the short term.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell 1000® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Prior to June 7, 2010, the Fund was sub-advised by American Century Investment Management, Inc. BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica Asset Management Corp. (“SAAMCo”) assumed sub-advisory duties of the Fund on June 7, 2010. As of the date of the Prospectus, BlackRock managed approximately 65% of the Fund’s assets and SAAMCo managed approximately 35% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at the adviser’s discretion, change from time-to-time.

Effective June 7, 2010, the Fund’s investment strategy changed from investing predominantly in large-cap companies with a value style to investing at least 80% of its assets in dividend paying equity securities, which may include both value- and growth-oriented styles.

Effective October 1, 2010, the Fund determined to use the Russell 1000® Value Index as its sole broad-based index because the new sub-advisers’ investment style and the Fund’s new investment strategy are more consistent with the characteristics of the Russell 1000® Value Index. The Blended Index is comprised of the Russell 1000® Value Index (50%) and the S&P 500® Index (50%).

During the periods shown in the bar chart, the highest return for a quarter was 16.25% (quarter ending June 30, 2003) and the lowest return for a quarter was -20.47% (quarter ending December 31, 2008). For the year-to-date through June 30, 2010, the Fund’s return was -5.54%.

VALIC COMPANY I DIVIDEND VALUE FUND (FORMERLY, CORE VALUE FUND)

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 Year	5 Years	Since Inception (12/11/2000)
Fund	18.99%	-1.23%	-0.13%
Russell 1000® Value Index	19.69%	-0.25%	2.24%
S&P 500® Index	26.46%	0.42%	-0.40%
Blended Index	23.07%	0.10%	0.94%

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by BlackRock and SAAMCo.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
BlackRock
Bob Shearer	2010	Managing Director and Portfolio Manager

Kathleen Anderson	2010	Associate Research Analyst

SAAMCo
Brendan Voege	2010	Portfolio Manager

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies. Shares of the Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.

Tax Information

The Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker-Dealers and

Other Financial Intermediaries

The Fund is not sold directly to the general public but instead is offered to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans and IRAs. The Fund and its related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Fund as underlying investment option in a variable contract. Visit your sponsoring insurance company’s website for more information.